April 16, 1997



Securities and Exchange
Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE:  Funds managed or
administered by Prudential
Mutual Fund
     Management LLC (the
"Funds")

Gentlemen:

At meetings held between
February 18 and 20, 1997, the
Board of Directors of the
Funds (see attached exhibit)
approved the engagement of
Price Waterhouse LLP as their
independent auditors for their
fiscal years ending after
February 28, 1997 to replace
the firm of Deloitte & Touche
LLP effective March 1, 1997.

The reports of Deloitte &
Touche LLP on the Funds'
financial statements for the
past two fiscal years did not
contain an adverse opinion or
a disclaimer of opinion and
were not qualified or modified
as to uncertainty, audit
scope, or accounting
principles.

In connection with the audits
of the Funds' financial
statements for each of the
prior two fiscal years and in
the subsequent interim period,
there were no disagreements
with Deloitte & Touche LLP on
any matters of accounting
principles or practices,
financial statement
disclosure, or auditing scope
and procedures which, if not
resolved to the satisfaction
of Deloitte & Touche LLP,
would have caused Deloitte &
Touche LLP to make reference
to the matter in their report.

The Funds have requested
Deloitte & Touche LLP to
furnish them a letter
addressed to the Commission
stating whether they agree
with the above statements.  A
copy of that letter, dated
April 16, 1997 is attached
hereto.

Sincerely,



Eugene S. Stark
Grace Torres
Treasurer
Treasurer

ESS/rr

\Gen-SECLtrPW-4-15-97.doc

                           Exhibit


                             Board of   N
           Fund              Director   e                  T
                             Meeting    x                  r
                               Date     t                  e
                                        F                  a
                                        i                  s
                                        s                  u
                                        c                  r
                                        a                  e
                                        l                  r

                                        Y
                                        e
                                        a
                                        r
                                        E
                                        n
                                        d

The BlackRock Government        2       6              Eugene S.
Income Trust                    /       /              Stark
                                1       3
                                8       0
                                /       /
                                9       9
                                7       7
Global Utility Fund, Inc.       2       9              Grace
                                /       /              Torres
                                1       3
                                8       0
                                /       /
                                9       9
                                7       7
Prudential Allocation Fund      2       7              Grace
                                /       /              Torres
                                1       3
                                9       1
                                /       /
                                9       9
                                7       7
Prudential California           2       8              Eugene S.
Municipal Fund                  /       /              Stark
                                2       3
                                0       1
                                /       /
                                9       9
                                7       7
Prudential Distressed           2       1              Grace
Securities Fund, Inc.           /       1              Torres
                                1       /
                                9       3
                                /       0
                                9       /
                                7       9
                                        7
Prudential Diversified          2       1              Eugene S.
Bond Fund, Inc.                 /       2              Stark
                                2       /
                                0       3
                                /       1
                                9       /
                                7       9
                                        7
Prudential Dryden Fund          2       9              Eugene S.
                                /       /              Stark
                                1       3
                                9       0
                                /       /
                                9       9
                                7       7
Prudential Equity Income        2       1              Grace
Fund                            /       0              Torres
                                1       /
                                9       3
                                /       1
                                9       /
                                7       9
                                        7
Prudential Europe Growth        2       4              Grace
Fund, Inc.                      /       /              Torres
                                2       3
                                1       0
                                /       /
                                9       9
                                7       7
Prudential Global Limited       2       1              Grace
Maturity Fund, Inc.             /       0              Torres
                                1       /
                                9       3
                                /       1
                                9       /
                                7       9
                                        7
Prudential Government           2       2              Eugene S.
Income Fund, Inc.               /       /              Stark
                                2       2
                                0       8
                                /       /
                                9       9
                                7       8
Prudential Institutional        2       3              Eugene S.
Liquidity Portfolio, Inc.       /       /              Stark
                                2       3
                                1       1
                                /       /
                                9       9
                                7       7
Prudential Jennison Series      2       9              Eugene S.
Fund, Inc.                      /       /              Stark
                                1       3
                                9       0
                                /       /
                                9       9
                                7       7
Prudential MoneyMart            2       1              Grace
Assets, Inc.                    /       2              Torres
                                2       /
                                1       3
                                /       1
                                9       /
                                7       9
                                        7
Prudential Multi-Sector         2       4              Grace
Fund, Inc.                      /       /              Torres
                                1       3
                                9       0
                                /       /
                                9       9
                                7       7
Prudential Municipal Bond       2       4              Grace
Fund                            /       /              Torres
                                2       3
                                0       0
                                /       /
                                9       9
                                7       7
Prudential Municipal            2       8              Grace
Series Fund                     /       /              Torres
                                2       3
                                0       1
                                /       /
                                9       9
                                7       7
Prudential Pacific Growth       2       1              Eugene S.
Fund, Inc.                      /       0              Stark
                                2       /
                                1       3
                                /       1
                                9       /
                                7       9
                                        7
Prudential Special Money        2       6              Eugene S.
Market Fund, Inc.               /       /              Stark
                                2       3
                                1       0
                                /       /
                                9       9
                                7       7
Prudential Structured           2       1              Eugene S.
Maturity Fund, Inc.             /       2              Stark
                                2       /
                                0       3
                                /       1
                                9       /
                                7       9
                                        7
Prudential World Fund,          2       1              Grace
Inc.                            /       0              Torres
                                2       /
                                1       3
                                /       1
                                9       /
                                7       9
                                        7
The Global Total Return         2       1              Eugene S.
Fund, Inc.                      /       2              Stark
                                1       /
                                9       3
                                /       1
                                9       /
                                7       9
                                        7
The Target Portfolio Trust      2       1              Grace
                                /       2              Torres
                                1       /
                                8       3
                                /       1
                                9       /
                                7       9
                                        7

First Financial Fund, Inc.      2       3              Grace
                                /       /              Torres
                                1       3
                                8       1
                                /       /
                                9       9
                                7       7
The High Yield Plus Fund,       2       3              Grace
Inc.                            /       /              Torres
                                1       3
                                8       1
                                /       /
                                9       9
                                7       7